Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2023	2022
Net sales	$4,884	$4,601
Cost of goods sold	2,771	2,724
Research and development expense	316	268
Selling, general and administrative expenses	726	735
Amortization of intangibles	160	179
Restructuring and asset related charges - net	33	5
Other income (expense) - net	(71)	17
Interest expense	31	9
Income (loss) from continuing operations before income taxes	776	698
Provision for (benefit from) income taxes on continuing operations	169	121
Income (loss) from continuing operations after income taxes	607	577
Income (loss) from discontinued operations after income taxes	(8)	(10)

Net income (loss)	599	567

Net income (loss) attributable to noncontrolling interests	4	3

Net income (loss) attributable to Corteva	$595	$564

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.85	$0.79
Basic earnings (loss) per share of common stock from discontinued operations	(0.01)	(0.01)
Basic earnings (loss) per share of common stock	$0.84	$0.78

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.84	$0.79
Diluted earnings (loss) per share of common stock from discontinued operations	(0.01)	(0.01)
Diluted earnings (loss) per share of common stock	$0.83	$0.78

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	712.9	727.0
Diluted	716.2	730.9

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	March 31, 2023	December 31, 2022	March 31, 2022
Assets
Current assets
Cash and cash equivalents	$1,646	$3,191	$2,031
Marketable securities	85	124	290
Accounts and notes receivable – net	8,678	5,701	7,275
Inventories	6,585	6,811	4,986
Other current assets	1,335	968	1,296
Total current assets	18,329	16,795	15,878
Investment in nonconsolidated affiliates	87	102	91
Property, plant and equipment	8,633	8,551	8,483
Less: Accumulated depreciation	4,362	4,297	4,150
Net property, plant and equipment	4,271	4,254	4,333
Goodwill	10,508	9,962	10,109
Other intangible assets	10,137	9,339	9,865
Deferred income taxes	508	479	471
Other assets	1,660	1,687	1,886
Total Assets	$45,500	$42,618	$42,633

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$3,787	$24	$1,018
Accounts payable	3,957	4,895	3,685
Income taxes payable	298	183	180
Deferred revenue	2,712	3,388	2,435
Accrued and other current liabilities	2,477	2,254	2,335
Total current liabilities	13,231	10,744	9,653
Long-term debt	1,241	1,283	1,154
Other noncurrent liabilities
Deferred income tax liabilities	1,255	1,119	1,203
Pension and other post employment benefits - noncurrent	2,242	2,255	2,983
Other noncurrent obligations	1,692	1,676	1,704
Total noncurrent liabilities	6,430	6,333	7,044

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at March 31, 2023 - 710,678,000; December 31, 2022 - 713,419,000; and March 31, 2022 - 725,320,000	7	7	7
Additional paid-in capital	27,844	27,851	27,760
Retained earnings	487	250	750
Accumulated other comprehensive income (loss)	(2,739)	(2,806)	(2,821)
Total Corteva stockholders' equity	25,599	25,302	25,696
Noncontrolling interests	240	239	240
Total equity	25,839	25,541	25,936
Total Liabilities and Equity	$45,500	$42,618	$42,633

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2023	2022
Operating activities

Net income (loss)	$599	$567
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	287	307
Provision for (benefit from) deferred income tax	(85)	(37)
Net periodic pension and OPEB benefit, net	36	(71)
Pension and OPEB contributions	(50)	(55)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	1	3
Restructuring and asset related charges - net	33	5
Other net loss	48	104
Changes in assets and liabilities, net
Accounts and notes receivable	(2,708)	(2,372)
Inventories	324	234
Accounts payable	(908)	(406)
Deferred revenue	(685)	(782)
Other assets and liabilities	(203)	(227)
Cash provided by (used for) operating activities	(3,311)	(2,730)
Investing activities
Capital expenditures	(151)	(179)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	21	5
Acquisitions of businesses - net of cash acquired	(1,463)	—
Investments in and loans to nonconsolidated affiliates	—	(6)
Purchases of investments	—	(234)
Proceeds from sales and maturities of investments	40	10
Proceeds from settlement of net investment hedge	42	—
Cash provided by (used for) investing activities	(1,511)	(404)
Financing activities
Net change in borrowings (less than 90 days)	3,084	744
Proceeds from debt	626	311
Payments on debt	(56)	—
Repurchase of common stock	(252)	(235)
Proceeds from exercise of stock options	7	40
Dividends paid to stockholders	(107)	(102)
Other financing activities, net	(28)	(44)
Cash provided by (used for) financing activities	3,274	714
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(2)	(31)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(1,550)	(2,451)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,618	4,836
Cash, cash equivalents and restricted cash equivalents at end of period	$2,068	$2,385

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
SEGMENT NET SALES - SEED	2023	2022
Corn	$1,979	$1,930
Soybean	269	172
Other oilseeds	301	277
Other	146	145
Seed	$2,695	$2,524

	Three Months Ended March 31,
SEGMENT NET SALES - CROP PROTECTION	2023	2022
Herbicides	$1,242	$1,205
Insecticides	409	418
Fungicides	359	304
Other	179	150
Crop Protection	$2,189	$2,077

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - SEED	2023	2022
North America [1]	$1,323	$1,184
EMEA [2]	1,012	926
Latin America	259	323
Asia Pacific	101	91
Rest of World [3]	1,372	1,340
Net Sales	$2,695	$2,524

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2023	2022
North America [1]	$879	$821
EMEA [2]	801	656
Latin America	293	327
Asia Pacific	216	273
Rest of World [3]	1,310	1,256
Net Sales	$2,189	$2,077

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2023
Net Sales (GAAP)	$4,884
Add: Impacts from Currency and Portfolio / Other[4]	175
Organic Sales (Non-GAAP)	$5,059

	Three Months Ended March 31,
OPERATING EBITDA	2023	2022
Seed	$652	$569
Crop Protection	603	491
Corporate Expenses	(24)	(21)
Operating EBITDA (Non-GAAP)	$1,231	$1,039

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended March 31,
	2023	2022
Income (loss) from continuing operations after income taxes (GAAP)	$607	$577
Provision for (benefit from) income taxes on continuing operations	169	121
Income (loss) from continuing operations before income taxes (GAAP)	776	698
Depreciation and amortization	287	307
Interest income	(40)	(15)
Interest expense	31	9
Exchange (gains) losses[1]	36	47
Non-operating (benefits) costs[2]	43	(65)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	15	36
Significant items (benefit) charge[3]	83	22
Operating EBITDA (Non-GAAP)	$1,231	$1,039

1.Refer to page A-12 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-8 for pre-tax and after tax impacts of significant items.
4.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-8 for further detail on significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q1 2023 vs. Q1 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$197	10%	$206	10%	7%	3%	—%	—%
EMEA[2]	231	15%	403	25%	25%	—%	(13)%	3%
Latin America	(98)	(15)%	(135)	(21)%	9%	(30)%	3%	3%
Asia Pacific	(47)	(13)%	(16)	(4)%	9%	(13)%	(9)%	—%
Rest of World	86	3%	252	10%	19%	(9)%	(9)%	2%
Total	$283	6%	$458	10%	14%	(4)%	(5)%	1%

SEED
	Q1 2023 vs. Q1 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$139	12%	$142	12%	7%	5%	—%	—%
EMEA[2]	86	9%	173	19%	29%	(10)%	(14)%	4%
Latin America	(64)	(20)%	(78)	(24)%	17%	(41)%	4%	—%
Asia Pacific	10	11%	23	25%	17%	8%	(14)%	—%
Rest of World	32	2%	118	9%	25%	(16)%	(10)%	3%
Total	$171	7%	$260	10%	17%	(7)%	(5)%	2%

CROP PROTECTION
	Q1 2023 vs. Q1 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$58	7%	$64	8%	8%	—%	(1)%	—%
EMEA	145	22%	230	35%	20%	15%	(13)%	—%
Latin America	(34)	(10)%	(57)	(17)%	1%	(18)%	1%	6%
Asia Pacific	(57)	(21)%	(39)	(14)%	6%	(20)%	(6)%	(1)%
Rest of World	54	4%	134	11%	12%	(1)%	(8)%	1%
Total	$112	5%	$198	10%	11%	(1)%	(5)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q1 2023 vs. Q1 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$49	3%	$127	7%	17%	(10)%	(5)%	1%
Soybeans	97	56%	98	57%	1%	56%	(1)%	—%
Other oilseeds[2]	24	9%	35	13%	29%	(16)%	(14)%	10%
Other	1	1%	—	—%	16%	(16)%	1%	—%
Total	$171	7%	$260	10%	17%	(7)%	(5)%	2%

CROP PROTECTION PRODUCT LINE
	Q1 2023 vs. Q1 2022				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$37	3%	$88	7%	9%	(2)%	(4)%	—%
Insecticides	(9)	(2)%	27	6%	13%	(7)%	(7)%	(1)%
Fungicides	55	18%	81	27%	14%	13%	(9)%	—%
Other	29	19%	2	1%	3%	(2)%	(1)%	19%
Total	$112	5%	$198	10%	11%	(1)%	(5)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.
2.Other includes the revenue recognized relating to seed sales associated with the Russia Exit. Refer to schedule A-8 for further detail on significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended March 31,
	2023	2022
Seed	$(6)	$(5)
Crop Protection	(71)	(15)
Corporate	(6)	(2)
Total significant items before income taxes	$(83)	$(22)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[5]		($ Per Share)
	2023	2022	2023	2022	2023	2022
1st Quarter
Restructuring and asset related charges, net[1]	$(33)	$(5)	$(25)	$(3)	$(0.03)	$—
Estimated settlement expense[2]	(49)	(17)	(37)	(13)	(0.05)	(0.02)
Inventory write-offs[3]	(4)	—	(4)	—	(0.01)	—
Gain (loss) on sale of assets and equity investments[3]	3	—	1	—	—	—
Seed sale associated with Russia Exit[3]	19	—	14	—	0.02
Acquisition-related costs[4]	(19)	—	(17)	—	(0.02)	—
1st Quarter — Total	$(83)	$(22)	$(68)	$(16)	$(0.09)	$(0.02)

1.First quarter 2023 includes restructuring and asset related benefits (charges) of $(33). The charges primarily relate to a $(11) charge associated with the 2022 Restructuring Actions and a $(16) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

First quarter 2022 includes restructuring and asset related benefits (charges) of $(5). The charges primarily relate to a $(6) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.First quarter 2023 and 2022 included estimated Lorsban® related charges of $(49) and $(17) charge, respectively.

3.First quarter 2023 includes a benefit of $19 relating to the sale of seeds already under production in Russia when the decision to exit the country was made and that the Company was contractually required to purchase, which consisted of $41 of net sales and $22 of cost of goods sold. First quarter 2023 also includes a benefit (charge) of $(11) and $(4) associated with activities related to the 2022 Restructuring Actions consisting of a loss on the sale of the Company's interest in an equity investment and inventory write-offs.

4.First quarter 2023 includes acquisition-related costs, including transaction and third-party integration costs associated with the completed acquisitions of Stoller and Symborg as well as the recognition of the inventory fair value step-up.

5.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended March 31,
	2023	2022	2023	2022
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$603	$574	$0.84	$0.79
Less: Non-operating benefits (costs), after tax [1]	(33)	49	(0.05)	0.07
Less: Amortization of intangibles (existing as of Separation), after tax	(118)	(139)	(0.16)	(0.19)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(11)	(28)	(0.02)	(0.04)
Less: Significant items benefit (charge), after tax	(68)	(16)	(0.09)	(0.02)
Operating Earnings (Loss) (Non-GAAP)	$833	$708	$1.16	$0.97

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended March 31,
	2023	2022
Operating EBITDA (Non-GAAP)[1]	$1,231	$1,039
Depreciation	(127)	(128)
Amortization of intangibles (post Separation)	(6)	—
Interest Income	40	15
Interest Expense	(31)	(9)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(245)	(168)
Base income tax rate from continuing operations (Non-GAAP)[1]	22.1%	18.3%
Exchange gains (losses), after tax[2]	(25)	(38)
Net (income) loss attributable to non-controlling interests	(4)	(3)
Operating Earnings (Loss) (Non-GAAP)[1]	$833	$708
Diluted Shares (in millions)	716.2	730.9
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$1.16	$0.97

1.     Refer to pages A-5 through A-7, A-9 and A-11 for Non-GAAP reconciliations.
2.     Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended March 31,
	2023	2022
Income (loss) from continuing operations before income taxes (GAAP)	$776	$698
Add: Significant items (benefit) charge [1]	83	22
Non-operating (benefits) costs	43	(65)
Amortization of intangibles (existing as of Separation)	154	179
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	15	36
Less: Exchange gains (losses)[2]	(36)	(47)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$1,107	$917

Provision for (benefit from) income taxes on continuing operations (GAAP)	$169	$121
Add: Tax benefits on significant items (benefit) charge[1]	15	6
Tax expenses on non-operating (benefits) costs	10	(16)
Tax benefits on amortization of intangibles (existing as of Separation)	36	40
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	4	8
Tax benefits on exchange gains (losses)[2]	11	9
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$245	$168

Effective income tax rate (GAAP)	21.8%	17.3%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	—%	0.8%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	21.8%	18.1%
Exchange gains (losses), net effect[2]	0.4%	0.2%
Base income tax rate from continuing operations (Non-GAAP)	22.1%	18.3%

1. See page A-8 for further detail on the Significant Items.
2. See page A-12 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended March 31,
	2023	2022
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(30)	$6
Local tax (expenses) benefits	9	(4)
Net after tax impact from subsidiary exchange gains (losses)	$(21)	$2

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$(6)	$(53)
Tax (expenses) benefits	2	13
Net after tax impact from hedging program exchange gains (losses)	$(4)	$(40)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(36)	$(47)
Tax (expenses) benefits	11	9
Net after tax exchange gains (losses)	$(25)	$(38)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."